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                                                                  EXHIBIT 10(i)

                              EIGHTH AMENDMENT TO
                        FINANCING AND SECURITY AGREEMENT


         THIS EIGHTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT, dated as of October 8 1999, is by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), ELLETT BROTHERS, INC. ("Ellett"), LEISURE SPORTS MARKETING, INC. ("Leisure"), EVANS SPORTS, INC., ("Evans"), SAFESPORT MANUFACTURING COMPANY ("Safesport"), and VINTAGE EDITIONS, INC. ("Vintage") (hereinafter Ellett, Leisure, Evans, Safesport and Vintage may be referred to collectively as the "Borrower").

RECITAL

         A. The Lender and the Borrower have entered into that certain Financing and Security Agreement, dated June 10, 1994, as amended (the "Financing Agreement").

         B. The Borrower and the Lender have agreed to amend the Financing Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

                  1. The first paragraph of Section 1(a) is amended in its entirety so that such paragraph now reads as follows:

                                    Lender agrees to make loans (the "Loans")
                           to Borrower from time to time up to the sum of the following amounts (hereinafter such sum shall be referred to as the "Borrowing Base"):

                                            (A) an amount equal to 85% of the
                                    outstanding amount of "Eligible Trade
                                    Receivables" of Ellett; plus

                                            (B) an amount equal to 85% of
                                    "Eligible Dated Trade Receivables" of
                                    Ellett; provided, however, the foregoing amount specified in this subsection (B) shall not exceed 50% of the Receivables of Ellett; plus

                                            (C) an amount equal to the sum of
                                    70% of "Eligible Hunting and Shooting
                                    Sports Finished Goods Inventory" of Ellett plus 50% of "Eligible Marine Finished Goods Inventory" of Ellett plus an amount equal to 50% of the "Eligible Subsidiary Inventory"; provided, however, such sum specified in this subsection (C) shall not exceed $25,000,000.00 at any time outstanding (or $30,000,000.00 at any time outstanding during the 120-day period commencing on October 8, 1999); plus


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                                            (D) an amount equal to 85% of the
                                    "Eligible Subsidiary Receivables";

                           provided, however, the outstanding principal amount of the Loans, plus the aggregate stated amount of outstanding Drafts (as defined below) plus the Letter of Credit Obligations (as defined below) shall not exceed $40,000,000.00 at any time outstanding (or $45,000,000.00 at any time outstanding during the 120-day period commencing on October 8, 1999); provided further, each Loan which bears interest at the Three Month LIBOR Rate plus the Applicable Margin shall be in a minimum amount of $1,000,000.00 and in multiples of $1,000,000.00 in excess thereof.

                  2. This Eighth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Eighth Amendment to produce or account for more than one counterpart.

                  3. THIS EIGHTH AMENDMENT AND THE OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH (UNLESS SPECIFICALLY STIPULATED TO THE CONTRARY IN SUCH DOCUMENT OR AGREEMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


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         IN WITNESS WHEREOF, the parties hereto have caused this Eighth
Amendment to be executed by their duly authorized corporate officers as of the day and year first above written.



                         ELLETT BROTHERS, INC.

                         By: /s/ George E. Loney/Chief Financial Officer
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                                                      (Title)



                         EVANS SPORTS, INC., a South
                         Carolina corporation

                         By: /s/ George E. Loney/Chief Financial Officer
                            ---------------------------------------------------
                                                      (Title)



                         LEISURE SPORTS MARKETING, INC., a
                         South Carolina corporation

                         By: /s/ George E. Loney/Chief Financial Officer
                            ---------------------------------------------------
                                                      (Title)



                         SAFESPORT MANUFACTURING COMPANY, a
                         South Carolina corporation

                         By: /s/ George E. Loney/Chief Financial Officer
                            ---------------------------------------------------
                                                      (Title)



                         VINTAGE EDITIONS, INC., a
                         South Carolina corporation

                         By: /s/ George E. Loney/Chief Financial Officer
                            ---------------------------------------------------
                                                      (Title)



                         FIRST UNION COMMERCIAL CORPORATION

                         By: /s/ Bruce K. Rhodes/Vice President
                            ---------------------------------------------------
                                                      (Title)


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